Exhibit 99.2

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Gary Rever, Chief Financial Officer (principal financial officer) of Avatech Solutions, Inc. (the “Registrant”), hereby certify that to the best of my knowledge, based upon a review of the Report on Form 10-Q for the period ended March 31, 2003 of the Registrant (the “Report”):

(1)    The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/  Gary Rever

Name: Gary Rever

Date: May 15, 2003